UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 14, 2003

                              Skinvisible, Inc.
         (Exact name of Registrant as specified in charter)


         Nevada                       0-25911            88-0344219
(State or other jurisdiction        (Commission       (I.R.S. Employer
of incorporation)                    File Number)      Identification)


6320 South Sandhill Road, Suite 10, Las Vegas, NV       89120
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (702) 433-7154


ITEM 9. REGULATION FD DISCLOSURE

The  information  in  this  Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Nutek, Inc. under the Securities Act of 1933.

On May 14, 2003, Terry Howlett, President and Chief Executive Officer of Skinvisible, Inc. (the "Company"), furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. The text of each of these certifications is set forth below:




Exhibit 99(1)

                         CERTIFICATION PURSUANT TO
                             18 U.S.C. ss.1350
                          AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Skinvisible, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Terry Howlett, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/ Terry Howlett
                         ------------------------------------------
                          TERRY HOWLETT, Chief Executive Officer

Dated: May 14, 2003



Exhibit 99.2

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                    SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Terry Howlett, certify that:

1.I have reviewed this quarterly report on Form 10-QSB of SKINVISIBLE, INC.

2.Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.The   registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: May 14, 2003

                                            /s/ Terry Howlett
                                          ---------------------------------
                                            President and CEO




The  foregoing  certification is being furnished solely pursuant to  18  U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate document and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SKINVISIBLE, INC


Date: May 14, 2003            By: /s/ TERRY HOWLETT
                                 ---------------------------------
                                 Terry Howlett,
                                 President and Chief Executive Officer